UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2022

Social Capital Suvretta Holdings Corp. III

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40560	98-1586514
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2850 W. Horizon Ridge Parkway, Suite 200 Henderson, NV		89052
(Address of principal executive offices)		(Zip Code)

(650) 521-9007

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, $0.0001 par value per share	DNAC	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On April 18, 2022, ProKidney LP (“ProKidney”) announced that, in connection with the previously announced business combination with Social Capital Suvretta Holdings Corp. III (“SCS”), ProKidney and SCS will host a joint analyst day on April 28, 2022 (the “Analyst Day”).

The Analyst Day will begin at 8:00 a.m. Eastern Time on April 28, 2022.

A copy of the materials to be presented at the Analyst Day is attached hereto as Exhibit 99.1, and is incorporated herein by reference. In addition, a live webcast of the Analyst Day will be available on the ProKidney and SCS websites at www.prokidney.com and www.socialcapitalsuvrettaholdings.com/dnac.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 and in Exhibit 99.1 of this Current Report on Form 8-K is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. In addition, the furnishing of this Item 7.01 of Form 8-K and Exhibit 99.1 will not be deemed an admission that such information includes material information that is not otherwise publicly available.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following is furnished as an exhibit to this report:

Exhibit No.	Description

99.1	ProKidney LP and Social Capital Suvretta Holdings Corp. III Analyst Day Presentation, dated as of April 28, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Social Capital Suvretta Holdings Corp. III

Date: April 28, 2022	By:	/s/ James Ryans
	Name:	James Ryans
	Title:	Chief Financial Officer